                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-3749

                          SCUDDER STATE TAX-FREE TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA  02110-4103
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-3488
                                                            --------------

                                  Charles Rizzo
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        03/31

Date of reporting period:       03/31/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Massachusetts Tax-Free Fund

Annual Report to Shareholders

March 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Additionally, this fund is nondiversified and can take larger positions in fewer issuers, increasing its overall potential risk. A portion of the fund's returns may be subject to federal, state, local and alternative minimum tax. Finally, insurance pertains to the timely payment of principal and interest by the issuer of the underlying securities, and not to the value of the fund's shares. Please read the fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary March 31, 2005

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during the 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of the Scudder Massachusetts Tax-Free Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/05
Scudder Massachusetts Tax-Free Fund	1-Year	3-Year	5-Year	10-Year
Class A	1.56%	5.60%	6.00%	5.69%
Class B	.81%	4.74%	5.15%	4.85%
Class C	.81%	4.73%	5.17%	4.87%
Lehman Brothers Municipal Bond Index+	2.67%	6.10%	6.58%	6.33%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 3/31/05	$ 14.46	$ 14.45	$ 14.45
3/31/04	$ 14.91	$ 14.90	$ 14.90
Distribution Information: Twelve Months: Income Dividends as of 3/31/05	$ .6464	$ .5376	$ .5376
Capital Gains Distributions as of 3/31/05	$ .067	$ .067	$ .067
March Income Dividend	$ .0516	$ .0432	$ .0428
SEC 30-day Yield++ as of 3/31/05	3.19%	2.67%	2.63%
Tax Equivalent Yield++ as of 3/31/05	5.18%	4.34%	4.27%
Current Annualized Distribution Rate++ as of 3/31/05	4.20%	3.52%	3.49%

++ Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on March 31, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended March 31, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 38.45% (an approximate combined Massachusetts state and federal income tax rates). Yields and distribution rates are historical and will fluctuate.

Class A Lipper Rankings — Massachusetts Municipal Debt Funds Category as of 3/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	38	of	52	72
3-Year	21	of	51	39

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Massachusetts Tax-Free Fund — Class A [] Lehman Brothers Municipal Bond Index+

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/05
Scudder Massachusetts Tax-Free Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,699	$11,247	$12,782	$16,612
	Average annual total return	-3.01%	3.99%	5.03%	5.21%
Class B	Growth of $10,000	$9,791	$11,290	$12,755	$16,052
	Average annual total return	-2.09%	4.13%	4.99%	4.85%
Class C	Growth of $10,000	$10,081	$11,487	$12,865	$16,085
	Average annual total return	.81%	4.73%	5.17%	4.87%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,267	$11,943	$13,753	$18,465
	Average annual total return	2.67%	6.10%	6.58%	6.33%

The growth of $10,000 is cumulative.

+ The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class AARP shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Returns shown for Class AARP shares for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Massachusetts Tax-Free Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 3/31/05
Scudder Massachusetts Tax-Free Fund	1-Year	3-Year	5-Year	10-Year
Class S	1.84%	5.83%	6.27%	5.97%
Class AARP	1.75%	5.78%	6.27%	5.97%
Lehman Brothers Municipal Bond Index+	2.67%	6.10%	6.58%	6.33%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 3/31/05	$ 14.45	$ 14.46
3/31/04	$ 14.90	$ 14.90
Distribution Information: Twelve Months: Income Dividends as of 3/31/05	$ .6735	$ .6776
Capital Gains Distributions as of 3/31/05	$ .067	$ .067
March Income Dividend	$ .0544	$ .0554
SEC 30-day Yield++ as of 3/31/05	3.48%	3.66%
Tax Equivalent Yield++ as of 3/31/05	5.65%	5.95%
Current Annualized Distribution Rate++ as of 3/31/05	4.43%	4.51%

++ Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on March 31, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended March 31, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 38.45% (an approximate combined Massachusetts state and federal income tax rates). Yields and distribution rates are historical and will fluctuate.

Class S Lipper Rankings — Massachusetts Municipal Debt Funds Category as of 3/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	32	of	52	61
3-Year	11	of	51	22
5-Year	10	of	46	22
10-Year	5	of	35	14

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Massachusetts Tax-Free Fund — Class S [] Lehman Brothers Municipal Bond Index+

Yearly periods ended March 31
Comparative Results as of 3/31/05
Scudder Massachusetts Tax-Free Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,184	$11,854	$13,557	$17,861
	Average annual total return	1.84%	5.83%	6.27%	5.97%
Class AARP	Growth of $10,000	$10,175	$11,835	$13,557	$17,861
	Average annual total return	1.75%	5.78%	6.27%	5.97%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,267	$11,943	$13,753	$18,465
	Average annual total return	2.67%	6.10%	6.58%	6.33%

The growth of $10,000 is cumulative.

+ The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class AARP shares of the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended March 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2005
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 10/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/05	$ 1,007.20	$ 1,003.50	$ 1,003.60	$ 1,008.20	$ 1,008.50
Expenses Paid per $1,000*	$ 4.70	$ 8.39	$ 8.29	$ 3.70	$ 3.41
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 10/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/05	$ 1,020.24	$ 1,016.55	$ 1,016.65	$ 1,021.24	$ 1,021.54
Expenses Paid per $1,000*	$ 4.73	$ 8.45	$ 8.35	$ 3.73	$ 3.43

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S
Scudder Massachusetts Tax-Free Fund	.94%	1.68%	1.66%	.74%	.68%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Massachusetts Tax-Free Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Massachusetts Tax-Free Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1983 and the fund in 1989.

Over 28 years of investment industry experience.

MBA, University of Massachusetts at Amherst.

Rebecca L. Wilson

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1986 and the fund in 1999.

Over 18 years of investment industry experience.

Philip G. Condon serves as lead portfolio manager of Scudder Massachusetts Tax-Free Fund. Rebecca L. Wilson is a portfolio manager. In the following interview, Scudder's municipal bond team discusses the fund's performance for the period and the market environment for municipal bonds.

Q:  Can you characterize conditions in the municipal bond market during the annual period ended March 31, 2005?

A:  Over the period, results for both the taxable and municipal bond markets were slightly positive. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, returned 2.67% for the 12-month period ended March 31, 2005.1 This compared favorably to the broad taxable bond market, which returned 1.15% for the same period, as measured by the Lehman Brothers Aggregate Bond Index.2 Of course, past performance is no guarantee of future results.

1 The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The relationship between supply of and demand for municipal issues can be an important factor in the performance of this market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. For the period, the supply of municipal issues coming to market remained relatively heavy. On the demand side, interest from retail investors was soft and reflected in outflows from municipal bond mutual funds. However, institutions such as insurance companies and hedge funds stepped in to fill this gap.

During the period, the Federal Reserve Board (the Fed) increased the federal funds rate, a benchmark short-term lending rate, on seven separate occasions in increments of 0.25%, to its current level of 2.75%. This caused yields on shorter-term bonds, which are more sensitive to Fed moves, to rise. Since a bond's yield moves in the opposite direction of its price, this meant that prices of short-term bonds generally fell. At the same time, long-term interest rates remained relatively stable, as high oil prices and moderating growth kept expectations for inflation in check. This meant that long-term bond prices held up relatively well over the period.

The overall result of rising short-term yields and stable-to-declining long-term yields was that both the taxable and tax-free yield curves experienced significant flattening over the period.3 On the municipal bond curve, yields on two-year issues increased by 1.35%, while bonds with 30-year maturities experienced an essentially negligible yield increase of 0.05%, resulting in a total flattening of 1.30%. (See the accompanying graph for a depiction of municipal bond yield changes between the beginning and end of the period.)

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

With respect to credit quality, the trend in the municipal market over the year was in the direction of ratings upgrades. Returns were generally highest among lower-quality issues, as yield spreads versus the AAA-rated market continued their tightening trend.

Municipal Bond Yield Curve (as of 3/31/04 and 3/31/05)

Maturity (in years)

Source: Municipal Market Data

Past performance is no guarantee of future results.

Q:  How did Scudder Massachusetts Tax-Free Fund perform for the annual period?

A:  Scudder Massachusetts Tax-Free Fund posted a positive return for the period of 1.56% (Class A shares, unadjusted for sales charges, which would reduce performance if included). This return compares to 2.67% for the fund's benchmark, the Lehman Brothers Municipal Bond Index. The fund lagged the 1.94% average of its peer group, the Lipper Massachusetts Debt Funds category.4 (Please see pages 3 through 8 for the performance of other share classes and more complete performance information.)

4 The Lipper Massachusetts Debt Funds category is comprised of funds that limit their assets to those securities that are exempt from taxation in Massachusetts. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Massachusetts Debt Funds category.

Q:  How was the fund positioned and how did this positioning impact performance over the period?

A:  We do not attempt to predict the direction of interest rates, and instead seek to maintain a neutral portfolio duration and corresponding sensitivity to interest rate changes. The market's overall duration is a moving target, however, and as it developed we were positioned somewhat conservatively relative to the benchmark duration, which largely explains the fund's weaker relative results.

In addition, in attempting to maintain a duration-neutral stance, the fund's relative exposure to shorter and longer maturities may be adjusted to reflect our views of where the best return opportunities lie. The fund was a little more exposed than some of its peers to shorter-term bonds, where yield increases and corresponding price declines were more concentrated. Conversely, we did not have as much exposure as the index and some other funds to the long end of the market, where the best performance was to be found. This posture is in keeping with our general approach, which is to emphasize other segments of the municipal yield curve that historically have displayed more favorable total return characteristics. Municipal performance over the period was led in particular by callable 30-year bonds with high coupons and premium prices. Such issues are commonly referred to as "cushion bonds" as they typically hold up relatively well in a rising rate environment, and they experienced high demand during the period. We believe there is currently more value to be found among intermediate-term bonds, and that while our relatively low exposure to longer-term issues has hurt our recent performance, we are well-positioned for the next market cycle.

In our view, tax-free bonds remain attractive on an after-tax basis versus Treasuries with similar maturities. We continue to manage the fund for total return, while also seeking to provide an attractive tax-free yield and minimize taxable distributions.

Q:  What is your current assessment of the Massachusetts economy and municipal bond market?

A:  The fiscal health of Massachusetts is basically sound and showed signs of improvement during the period. Standard & Poor's Corporation upgraded the state's bonds from AA- to AA with a stable outlook over the period, while Moody's Investors Service Inc.5 held their rating at Aa2 but now indicates a stable rather than negative outlook.

Massachusetts does continue to face a high debt burden which is by some measures the highest in the nation, according to Standard & Poor's. In addition, the state faces rising health care and pension costs, as well as ongoing spending pressures as demonstrated by the recent bond issuance in support of local schools. However, Massachusetts has a diverse economy, with depth in areas including education, health care, technology and financial services. Moreover, the state's economy has been showing signs of a broad-based recovery as reflected in an improved employment picture and increasing tax revenues. The state has established a strong record of professional management and fiscal discipline, which is reflected in improving reserves and the avoidance of using one-time revenue sources to offset ongoing costs. We continue to believe that the Massachusetts economy is on an upward course and that the outlook for the state's debt is positive.

5 The ratings of Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' view is subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2005

Diversification	3/31/05	3/31/04

Water and Sewer Revenue	16%	19%
Hospital/Health Revenue	15%	16%
Other General Obligation/Lease	15%	11%
Sales/Special Tax	14%	13%
State General Obligation/Lease	12%	15%
Higher Education	9%	9%
Port/Airport Revenue	4%	4%
Project Revenue	3%	3%
Electric Revenue	2%	2%
Resource Recovery	2%	2%
Miscellaneous Municipal	8%	6%
	100%	100%
Quality	3/31/05	3/31/04

AAA*	70%	63%
AA	16%	22%
A	4%	4%
BBB	5%	7%
B	1%	—
Not Rated	4%	4%
	100%	100%

Diversification and quality are subject to change.

Weighted average quality: AA and AA, respectively.

* Includes cash equivalents

Effective Maturity	3/31/05	3/31/04

Less than 1 year	18%	3%
1-5 years	8%	7%
5-10 years	52%	63%
10-15 years	11%	12%
15 years or greater	11%	15%
	100%	100%

Effective maturity is subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2005

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 90.0%
Massachusetts 86.6%
Bellingham, MA, Other General Obligation, 5.375%, 3/1/2015 (b)	1,765,000	1,930,522
Boston, MA, Industrial Development Revenue, Crosstown Center Project, AMT:
6.5%, 9/1/2035	2,000,000	1,919,700
144A, 8.0%, 9/1/2035	1,000,000	986,540
Boston, MA, Project Revenue, Convention Center Act 1997, Series A, 5.0%, 5/1/2015 (b)	2,730,000	2,902,918
Boston, MA, Senior Care Revenue, Industrial Development Finance Authority, First Mortgage, Springhouse, Inc., 5.5%, 7/1/2008	1,020,000	1,026,834
Chicopee, MA, Electrical Systems, ETM, 7.125%, 1/1/2017	1,210,000	1,440,795
Groton-Dunstable, MA, School District General Obligation, Regional School District, 5.0%, 10/15/2015 (b)	1,920,000	2,057,472
Holyoke, MA, Electric Revenue, Gas & Electric Department, Series A, 5.375%, 12/1/2016 (b)	1,260,000	1,377,268
Hopkinton, MA, Other General Obligation:
5.5%, 9/1/2012	1,735,000	1,925,382
5.5%, 9/1/2014	1,735,000	1,924,635
Ipswich, MA, General Obligation, 5.25%, 11/15/2017 (b)	2,325,000	2,526,717
Massachusetts, Airport Revenue, Port Authority:
Series A, 5.75%, 7/1/2011	2,000,000	2,220,300
Massachusetts, Airport Revenue, Special Facilities, USAir Project, AMT, Series A, 5.5%, 9/1/2006 (b)	640,000	665,952
Massachusetts, Airport Revenue, USAir Private Jet, AMT, Series A, 5.75%, 9/1/2016 (b)	1,000,000	1,032,580
Massachusetts, Bay Transportation Authority, 7.75%, 1/15/2006	200,000	207,512
Massachusetts, Bay Transportation Authority Mass Revenue Assessment, Series A, 5.25%, 7/1/2021	2,000,000	2,215,220
Massachusetts, Bay Transportation Authority Revenue:
Series A, 5.75%, 7/1/2011	355,000	391,639
Series A, 5.75%, 7/1/2015	535,000	587,532
Massachusetts, Bay Transportation Authority, General Transportation Authority, Series A, 5.25%, 3/1/2018 (b)	6,870,000	7,417,333
Massachusetts, Bay Transportation Authority, Massachusetts Sales Tax Revenue:
Series A, 5.25%, 7/1/2020	6,270,000	6,956,816
Series A, 5.25%, 7/1/2021	5,000,000	5,547,900
Massachusetts, Bay Transportation Authority, Transportation System:
Series C, 6.1%, 3/1/2013	1,500,000	1,706,115
Series B, 6.2%, 3/1/2016	3,100,000	3,607,873
Massachusetts, Development Finance Agency, Resource Recovery Revenue:
Series A, 5.625%, 1/1/2015 (b)	4,000,000	4,378,000
Massachusetts, Health & Educational Facilities Authority, Boston College, Series N, 5.25%, 6/1/2017	7,225,000	7,726,415
Massachusetts, Health & Educational Facilities Authority, Simmons College, Series F, 5.0%, 10/1/2019 (b)	1,230,000	1,298,831
Massachusetts, Higher Education Revenue, Building Authority, University of Massachusetts:
6.625%, 5/1/2010	2,575,000	2,957,259
6.75%, 5/1/2011	2,745,000	3,215,959
6.875%, 5/1/2014	1,300,000	1,570,023
Massachusetts, Higher Education Revenue, Development Finance Agency, Prerefunded, 5.75%, 7/1/2012	500,000	560,860
Massachusetts, Higher Education Revenue, Development Finance Agency, Smith College, Prerefunded, 5.75%, 7/1/2015	1,265,000	1,418,976
Massachusetts, Higher Education Revenue, Development Finance Agency, WGBH Educational Foundation:
Series A, 5.375%, 1/1/2015 (b)	1,200,000	1,309,968
Series A, 5.375%, 1/1/2016 (b)	1,200,000	1,307,580
Series A, 5.375%, 1/1/2017 (b)	1,200,000	1,305,948
Massachusetts, Higher Education Revenue, Health & Educational Facilities Authority, Massachusetts Institute of Technology:
Series I-1, 5.2%, 1/1/2028	6,500,000	7,227,285
Series K, 5.375%, 7/1/2017	5,500,000	6,234,965
Series K, 5.5%, 7/1/2032	5,000,000	5,791,550
Massachusetts, Higher Education Revenue, Health & Educational Facilities Authority, Harvard University, Series Z, 5.75%, 1/15/2013	3,000,000	3,413,130
Massachusetts, Higher Education Revenue, Health & Educational Facilities Authority, UMass Worcester Campus, Series B, 5.25% 10/1/2013 (b)	500,000	541,860
Massachusetts, Higher Education Revenue, Health & Educational Facilities Authority, University of Massachusetts, Series C, 5.5%, 10/1/2014 (b)	1,645,000	1,826,246
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Babson College, Series A, 5.375%, 10/1/2017	1,700,000	1,773,032
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Belmont Hill School:
5.15%, 9/1/2013	1,000,000	1,039,720
5.625%, 9/1/2020	1,265,000	1,319,395
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Dana Hall School Issue, 5.7%, 7/1/2013	1,000,000	1,075,720
Massachusetts, Higher Education Revenue, Industrial Finance Agency, The Tabor Academy, 5.4%, 12/1/2018	1,000,000	1,027,440
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Worcester Polytechnic, Series II, 5.125%, 9/1/2016 (b)	2,100,000	2,225,601
Massachusetts, Higher Education Revenue, Western New England College, 5.75%, 7/1/2012 (b)	1,110,000	1,241,801
Massachusetts, Hospital & Healthcare Revenue, Development Finance Agency, Biomedical Research:
Series C, 6.25%, 8/1/2013	2,180,000	2,404,693
Series C, 6.375%, 8/1/2014	1,000,000	1,102,940
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Baystate Medical Center:
Series F, 5.7%, 7/1/2027	3,000,000	3,170,400
Series F, 5.75%, 7/1/2033	2,000,000	2,106,880
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Berkshire Health System:
Series C, 5.9%, 10/1/2011	600,000	605,526
Series E, 6.25%, 10/1/2031	2,000,000	2,083,440
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Civic Investments, Series A, 9.0%, 12/15/2015	4,000,000	4,609,920
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Massachusetts General, Hospital, Series F, 6.25%, 7/1/2012 (b)	5,000,000	5,538,050
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Medical, Academic & Scientific, Series B, 6.5%, 1/1/2009	5,000,000	5,115,450
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Milford-Whitinsville Regional:
Series C, 5.75%, 7/15/2013	1,750,000	1,810,515
Series D, 6.35%, 7/15/2032	3,250,000	3,382,860
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, New England Medical Center:
Series H, 5.375%, 5/15/2018 (b)	4,875,000	5,221,759
Series H, 5.375%, 5/15/2019 (b)	1,800,000	1,923,228
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, North Adams Hospital, Series C, 6.625%, 7/1/2018	730,000	730,745
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, UMass Memorial, Series C, 6.625%, 7/1/2032	3,000,000	3,179,400
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Winchester Hospital, Series B, 6.75%, 7/1/2030	2,000,000	2,296,120
Massachusetts, Hospital & Healthcare Revenue, Industrial Finance Agency, East Boston Neighborhood Project:
7.25%, 7/1/2006	260,000	259,501
7.625%, 7/1/2026	2,750,000	2,718,760
Massachusetts, Hospital & Healthcare Revenue, Partners Healthcare System, Series C, 5.75%, 7/1/2032	8,000,000	8,665,440
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	3,960,000	3,843,497
Massachusetts, Industrial Finance Agency, Solid Waste Disposal, Peabody Monofill, Inc., Project, 144A, 9.0%, 9/1/2005 (d)	695,000	697,558
Massachusetts, Port Authority, Tax-Exempt Receipts, ETM, 13.0%, 7/1/2013	355,000	501,910
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Jordan Hospital, Series E, 6.75%, 10/1/2033	5,000,000	5,334,200
Massachusetts, Sales & Special Tax Revenue, Federal Highway Grant:
Series A, Zero Coupon, 12/15/2014	9,000,000	5,922,720
Series A, 5.5%, 12/15/2013	5,000,000	5,572,950
Massachusetts, Sales & Special Tax Revenue, Grant Anticipation Notes:
Series A, 5.25%, 12/15/2012	7,050,000	7,716,577
5.5%, 6/15/2014	7,000,000	7,578,060
Massachusetts, Sales & Special Tax Revenue, Bay Transportation Authority:
Series A, 5.25%, 7/1/2021	5,000,000	5,476,950
Series A, 5.25%, 7/1/2023	3,000,000	3,298,170
Massachusetts, School District General Obligation, Development Finance Agency, 5.375%, 9/1/2023	1,175,000	1,243,232
Massachusetts, Senior Care Revenue, Industrial Finance Agency, Assisted Living Facilities, TNG Marina Bay LLC Project, AMT, 7.5%, 12/1/2027	950,000	1,000,103
Massachusetts, Senior Care Revenue, Industrial Finance Agency, First Mortgage, Evanswood Bethzatha, Series A, 7.875%, 144A, 1/15/2020**	1,000,000	1,250
Massachusetts, Special Obligation Consolidated Loan, Series A, 5.5%, 6/1/2016 (b)	2,600,000	2,932,072
Massachusetts, Special Obligation Dedicated Tax Revenue, 5.25%, 1/1/2021 (b)	5,000,000	5,356,200
Massachusetts, Special Obligation Revenue, Series A, 5.375%, 6/1/2019 (b)	10,000,000	10,980,800
Massachusetts, State General Obligation:
Series A, 5.0%, 3/1/2024 (b)	7,500,000	7,836,750
Series D, 5.5%, 11/1/2016	500,000	559,850
Series D, 5.5%, 11/1/2019	4,325,000	4,880,287
Massachusetts, State General Obligation, Central Artery Project, Series B, 2.31%*, 12/1/2030	435,000	435,000
Massachusetts, State General Obligation, Consolidated Loan:
Series E, Prerefunded, 5.25%, 1/1/2021 (b)	705,000	769,811
Series D, 5.5%, 11/1/2014 (b)	4,990,000	5,607,013
Series D, 5.5%, 11/1/2019 (b)	2,500,000	2,838,450
Massachusetts, State Water Pollution Abatement Treatment, Pool Program:
Prerefunded, Series 7, 5.25%, 2/1/2014	1,295,000	1,417,662
Series 7, 5.25%, 2/1/2014	3,705,000	4,008,143
Prerefunded, Series 6, 5.625%, 8/1/2015	4,590,000	5,132,446
Series 6, 5.625%, 8/1/2015	120,000	132,221
Massachusetts, State Water Pollution Abatement Trust, MWRA Program:
Prerefunded, Series A, 6.0%, 8/1/2011	700,000	784,637
Series A, 6.0%, 8/1/2018	2,000,000	2,374,700
Massachusetts, State Water Resource Authority, Series A, 5.0%, 8/1/2023 (b)	10,000,000	10,570,700
Massachusetts, Transportation/Tolls Revenue, Series E, 5.25%, 1/1/2022 (b)	4,500,000	4,913,685
Massachusetts, Transportation/Tolls Revenue, Rail Connections, Inc., Route 128 Parking Garage Project:
Series B, Prerefunded, Zero Coupon, 7/1/2015	750,000	455,078
Series B, Prerefunded, Zero Coupon, 7/1/2016	1,025,000	581,933
Series B, Prerefunded, Zero Coupon, 7/1/2017	1,000,000	530,860
Series A, ETM, 5.3%, 7/1/2009	705,000	763,501
Series A, Prerefunded, 5.4%, 7/1/2010	1,000,000	1,104,410
Series A, Prerefunded, 6.0%, 7/1/2012	250,000	282,017
Series A, Prerefunded, 6.0%, 7/1/2014	250,000	282,018
Massachusetts, University Massachusetts Building Authority Project Revenue, Series 04-1, 5.25%, 11/1/2022 (b)	2,000,000	2,143,820
Massachusetts, Water & Sewer Revenue, Water Pollution Abatement Program:
Series 2, 5.7%, 2/1/2015	35,000	35,775
Series A, 6.0%, 8/1/2019	4,000,000	4,766,800
Massachusetts, Water & Sewer Revenue, Water Pollution Abatement Program, New Bedford Program, Series A, 5.25%, 2/1/2013	1,000,000	1,097,960
Massachusetts, Water & Sewer Revenue, Water Pollution Abatement Program, Pool Loan Program, Series 5, ETM, 5.375%, 8/1/2015	5,000,000	5,615,250
Massachusetts, Water & Sewer Revenue, Water Resource Authority:
Series C, 5.25%, 12/1/2015	4,030,000	4,420,023
Series C, 5.25%, 12/1/2015 (b)	6,050,000	6,655,242
Series A, 5.5%, 8/1/2013 (b)	1,445,000	1,617,663
Series J, 5.5%, 8/1/2021 (b)	10,000,000	11,403,500
Series A, 6.0%, 8/1/2012 (b)	2,485,000	2,813,418
Series A, 6.0%, 8/1/2013 (b)	1,000,000	1,132,160
Series A, 6.0%, 8/1/2014 (b)	1,400,000	1,585,024
Series A, 6.5%, 7/15/2019	3,110,000	3,730,849
Massachusetts, Water Resource Authority, Series C, 2.3%*, 8/1/2020, Landesbank Hessen-Thuringen (c)	5,000,000	5,000,000
Massachusetts, Water Resource Authority, Series D, 5.5%, 8/1/2011 (b)	6,675,000	7,397,969
Medford, MA, Core City General Obligation, 5.0%, 2/15/2015 (b)	2,085,000	2,239,957
Middleborough, MA, Other General Obligation:
5.25%, 1/15/2017 (b)	1,525,000	1,650,706
5.25%, 1/15/2018 (b)	1,515,000	1,636,957
5.25%, 1/15/2019 (b)	1,470,000	1,583,484
Narragansett, MA, School District General Obligation, Regional School District, 6.5%, 6/1/2012 (b)	1,145,000	1,312,765
Northampton, MA, Other General Obligation Lease, 5.5%, 6/15/2013 (b)	1,080,000	1,198,120
Northbridge, MA, Core City General Obligation, 5.25%, 2/15/2014 (b)	1,490,000	1,626,395
Plymouth, MA, County General Obligation:
5.75%, 10/15/2015 (b)	1,900,000	2,136,873
5.75%, 10/15/2016 (b)	1,725,000	1,935,416
Route 3 North, Transportation/Tolls Revenue, Transportation Improvement Association:
5.75%, 6/15/2012 (b)	1,105,000	1,218,395
5.75%, 6/15/2013 (b)	2,500,000	2,756,550
5.75%, 6/15/2016 (b)	4,910,000	5,393,291
Springfield, MA, Core City General Obligation, 5.25%, 1/15/2019 (b)	1,000,000	1,086,370
Springfield, MA, Core City General Obligation, Municipal Purpose Loan:
5.5%, 8/1/2015 (b)	1,505,000	1,669,000
5.5%, 8/1/2016 (b)	1,685,000	1,868,614
Springfield, MA, Other General Obligation, Municipal Purpose Loan, 6.0%, 10/1/2014 (b)	1,955,000	2,177,479
Springfield, MA, Water & Sewer Revenue, Series A, 5.375%, 11/1/2016 (b)	1,250,000	1,368,688
Tantasqua, MA, School District General Obligation, Regional School District:
5.625%, 8/15/2012 (b)	2,580,000	2,854,847
5.625%, 8/15/2013 (b)	2,575,000	2,850,783
5.625%, 8/15/2014 (b)	2,575,000	2,861,443
University of Massachusetts, Higher Education Revenue, University Building Authority:
Series 2, 5.5%, 11/1/2015 (b)	1,185,000	1,294,482
Series 2, 5.5%, 11/1/2016 (b)	1,250,000	1,365,488
Westfield, MA, Core City General Obligation, 6.5%, 5/1/2013 (b)	1,170,000	1,350,905
Westford, MA, Other General Obligation Lease, 5.125%, 4/1/2017 (b)	1,150,000	1,232,881
Westford, MA, School District General Obligation, Series A, 5.75%, 4/1/2012 (b)	1,140,000	1,263,268
Worcester, MA, Core City General Obligation, Series A, 5.5%, 8/15/2016 (b)	1,285,000	1,415,556
Worcester, MA, Other General Obligation, 5.625%, 8/15/2015 (b)	705,000	786,364
Worcester, MA, State General Obligation:
5.625%, 8/15/2012 (b)	2,560,000	2,832,717
5.625%, 8/15/2013 (b)	2,625,000	2,906,137
Total Massachusetts (Cost $385,163,920)		410,295,551
Puerto Rico 3.4%
Puerto Rico, Asset Backed, Childrens Trust Fund, Tobacco Settlement Revenue, 5.5%, 5/15/2039	5,000,000	4,950,200
Puerto Rico, Commonwealth Highway & Transportation Authority, Highway Revenue:
Series Y, Prerefunded, ETM, 6.25%, 7/1/2014	1,855,000	2,199,381
Series Y, 6.25%, 7/1/2014	145,000	169,274
Puerto Rico, State General Obligation, Series A, 5.5%, 7/1/2022 (b)	5,000,000	5,761,650
Puerto Rico, State General Obligation, Highway and Transportation Authority, Series Y, 5.5%, 7/1/2015 (b)	2,500,000	2,836,275
Total Puerto Rico (Cost $15,004,250)		15,916,780
Total Municipal Bonds and Notes (Cost $400,168,170)		426,212,331

Municipal Inverse Floating Rate Notes 9.7%
Massachusetts 9.7%
Massachusetts, Airport Revenue, Port Authority, Inverse Floater, AMT, 144A, 14.79%, 1/1/2016 (b)	2,500,000	3,101,700
Massachusetts, Development Finance Agency, Resource Recovery Revenue, Series 563, Inverse Floater, 8.74%, 1/1/2016 (b)	2,500,000	2,975,275
Massachusetts, Electric Revenue, Wholesale Electrical Co. Power Supply, Inverse Floater, Series 674, 144A, 13.93%, 7/1/2016 (b)	5,397,500	7,101,761
Massachusetts, Port Authority Revenue, Rites-PA 592A, Inverse Floater, AMT, 144A, 8.475%, 7/1/2011 (b)	4,195,000	4,782,720
Massachusetts, Port Authority Revenue, Rites-PA 592B, Inverse Floater, AMT, 144A, 8.475%, 7/1/2012 (b)	805,000	918,022
Massachusetts, Port Authority Revenue, Rites-PA 598A, Inverse Floater, AMT, 144A, 9.597%, 7/1/2013	930,000	1,075,768
Massachusetts, Port Authority Revenue, Rites-PA 598B, Inverse Floater, AMT, 144A, 9.597%, 7/1/2014	995,000	1,149,185
Massachusetts, Port Authority Revenue, Rites-PA 598C, Inverse Floater, AMT, 144A, 9.597%, 7/1/2015	1,065,000	1,222,471
Massachusetts, Port Authority Revenue, Rites-PA 598D, Inverse Floater, AMT, 144A, 9.847%, 7/1/2016	925,000	1,075,655
Massachusetts, Port Authority Revenue, Rites-PA 598E, Inverse Floater, AMT, 144A, 9.847%, 7/1/2017	775,000	898,473
Massachusetts, Port Authority Revenue, Rites-PA 598F, Inverse Floater, AMT, 144A, 8.347%, 7/1/2018	1,310,000	1,419,018
Massachusetts, Security Trust Certificates, Series 7002, Inverse Floater, 144A, 8.26%, 6/1/2020 (b)	5,000,000	5,980,800
Massachusetts, State General Obligation:
Rites-PA 1281, Inverse Floater, 7.47%, 11/1/2024 (b)	5,000,000	5,784,700
Massachusetts, State Water Resources Authority:
Series 799, Inverse Floater, 54.745%, 2/1/2015 (b)	500,000	1,119,815
Massachusetts, Water & Sewer Resources Authority, Series 252, Prerefunded, 7.44%, 8/1/2021 (b)	6,585,000	7,663,096
Total Municipal Inverse Floating Rate Notes (Cost $41,933,697)		46,268,459
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $442,101,867) (a)	99.7	472,480,790
Other Assets and Liabilities, Net	0.3	1,346,145
Net Assets	100.0	473,826,935

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rate as of March 31, 2005.

** Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest.

The following table represents bonds that are in default.

Securities	Coupon	Maturity Date	Principal Amount ($)	Acquisition Cost ($)	Value ($)
Massachusetts, Senior Care Revenue, Industrial Finance Agency, First Mortgage, Evanswood Bethzatha, Series A, 7.875%, 144A, 12/1/2007	7.875	1/15/2020	1,000,000	475,632	1,250

(a) The cost for federal income tax purposes was $442,051,164. At March 31, 2005, net unrealized appreciation for all securities based on tax cost was $30,429,626. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $31,144,968 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $715,342.

(b) Bond is insured by one of these companies:

Insurance Coverage		As a % of Total Investment Portfolio
AMBAC	American Municipal Bond Assurance Corp.	5.9
FGIC	Financial Guaranty Insurance Company	17.6
FSA	Financial Security Assurance, Inc.	11.3
MBIA	Municipal Bond Insurance Association	15.5

(c) Security incorporates a letter of credit from a major bank.

(d) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such a security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

Schedule of Restricted Securities
Securities	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
Massachusetts, Industrial Finance Agency, Solid Waste Disposal, Peabody Monofill, Inc., Project, 144A, 9.0%, 9/1/2005	December 1994	695,000	697,558	0.15
Total Restricted Securities			697,558	0.15

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transaction exempt from registration, normally to qualified institutional buyers.

At March 31, 2005, open interest rate swaps were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Net Unrealized Appreciation/ (Depreciation) ($)
4/13/2005 10/13/2014	13,000,000[a]	Fixed — 3.607%	Floating-BMA	169,000
5/24/2005 11/24/2014	7,800,000[b]	Fixed — 4.690%	Floating-LIBOR	165,360
5/18/2005 11/18/2014	21,500,000[c]	Fixed — 4.753%	Floating-LIBOR	337,550
3/21/2006 3/21/2022	7,000,000[c]	Fixed — 5.28%	Floating-LIBOR	8,400
8/23/2005 2/22/2015	8,500,000[a]	Fixed — 4.763%	Floating-LIBOR	169,150
8/25/2005 2/25/2014	7,300,000[b]	Fixed — 4.76%	Floating-LIBOR	146,730
6/30/2005 11/30/2014	23,500,000[a]	Fixed — 4.883%	Floating-LIBOR	190,350
Total net unrealized appreciation on open interest rate swaps				1,186,540

Counterparties:

a Lehman Brothers, Inc.

b Goldman Sachs Group, Inc.

c JPMorgan Chase Bank

BMA: Represents the Bond Market Association

LIBOR: Represents the London InterBank Offered Rate

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2005
Assets
Investments in securities, at value (cost $442,101,867)	$ 472,480,790
Cash	5,965,034
Receivable for investments sold	10,593,700
Interest receivable	6,404,341
Receivable for Fund shares sold	211,363
Unrealized appreciation on interest rate swaps	1,186,540
Other assets	35,950
Total assets	496,877,718
Liabilities
Payable for investments purchased	22,248,100
Distributions payable	219,735
Payable for Fund shares redeemed	203,488
Accrued management fee	217,518
Other accrued expenses and payables	161,942
Total liabilities	23,050,783
Net assets, at value	$ 473,826,935
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(27,343)
Net unrealized appreciation on: Investments	30,378,923
Swaps	1,186,540
Accumulated net realized gain (loss)	1,132,343
Paid-in capital	441,156,472
Net assets, at value	$ 473,826,935

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2005 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($19,957,443 ÷ 1,380,634 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.46
Maximum offering price per share (100 ÷ 95.50 of $14.46)	$ 15.14

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($7,521,162 ÷ 520,578 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 14.45

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,140,861 ÷ 425,020 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 14.45
Class AARP Net Asset Value, offering and redemption price(a) per share ($9,393,283 ÷ 650,202 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.45
Class S Net Asset Value, offering and redemption price(a) per share ($430,814,186 ÷ 29,803,371 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.46

(a) Redemption price per shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended March 31, 2005
Investment Income
Income: Interest	$ 26,861,661
Expenses: Management fee	2,942,297
Services to shareholders	286,274
Custodian and accounting fees	109,939
Distribution service fees	187,847
Auditing	65,494
Legal	14,447
Trustees' fees and expenses	14,516
Reports to shareholders	40,904
Registration fees	42,896
Other	33,254
Total expenses, before expense reductions	3,737,868
Expense reductions	(9,864)
Total expenses, after expense reductions	3,728,004
Net investment income	23,133,657
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	7,246,590
Futures	421,331
Swaps	(5,503,973)
2,163,948
Net unrealized appreciation (depreciation) during the period on: Investments	(21,828,503)
Futures	722,350
Swaps	5,831,970
(15,274,183)
Net gain (loss) on investment transactions	(13,110,235)
Net increase (decrease) in net assets resulting from operations	$ 10,023,422

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase Assets (Decrease) in Net	Years Ended March 31,
	2005	2004
Operations: Net investment income	$ 23,133,657	$ 24,760,168
Net realized gain (loss) on investment transactions	2,163,948	2,157,218
Net unrealized appreciation (depreciation) on investment transactions during the period	(15,274,183)	1,400,434
Net increase (decrease) in net assets resulting from operations	10,023,422	28,317,820
Distributions to shareholders from: Net investment income: Class A	(955,717)	(783,720)
Class B	(280,780)	(269,618)
Class C	(235,466)	(197,285)
Class AARP	(451,188)	(442,425)
Class S	(21,227,739)	(23,054,899)
Net realized gains: Class A	(100,656)	—
Class B	(35,231)	—
Class C	(29,018)	—
Class AARP	(2,085,479)	—
Class S	(44,133)	—
Fund share transactions: Proceeds from shares sold	45,926,730	74,062,479
Reinvestment of distributions	15,533,648	14,765,516
Cost of shares redeemed	(102,535,455)	(117,938,078)
Redemption fees	8	—
Net increase (decrease) in net assets from Fund share transactions	(41,075,069)	(29,110,083)
Increase (decrease) in net assets	(56,497,054)	(25,540,210)
Net assets at beginning of period	530,323,989	555,864,199
Net assets at end of period (including accumulated distributions in excess of net investment income of $27,343 and $9,316, respectively)	$ 473,826,935	$ 530,323,989

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended March 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 14.91	$ 14.80	$ 14.10	$ 14.29
Income (loss) from investment operations: Net investment income	.64	.65	.66	.53
Net realized and unrealized gain (loss) on investment transactions	(.37)	.11	.71	(.19)
Total from investment operations	.27	.76	1.37	.34
Less distributions from: Net investment income	(.65)	(.65)	(.66)	(.53)
Net realized gain on investment transactions	(.07)	—	(.01)	—
Total distributions	(.72)	(.65)	(.67)	(.53)
Redemption fees	.00***	—	—	—
Net asset value, end of period	$ 14.46	$ 14.91	$ 14.80	$ 14.10
Total Return (%)[b]	1.56	5.25[c]	9.88	2.34**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	20	14	3
Ratio of expenses before expense reductions (%)	.94	.97	.97	1.02*
Ratio of expenses after expense reductions (%)	.94	.95	.97	1.02*
Ratio of net investment income (%)	4.40	4.40	4.51	4.69*
Portfolio turnover rate (%)	34	25	37	30

[a] For the period from June 18, 2001 (commencement of operations of Class A shares) to March 31, 2002.

[b] Total return does not reflect the effect of any sales charges.

[c] Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended March 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 14.90	$ 14.79	$ 14.10	$ 14.29
Income (loss) from investment operations: Net investment income	.53	.53	.54	.44
Net realized and unrealized gain (loss) on investment transactions	(.37)	.11	.70	(.19)
Total from investment operations	.16	.64	1.24	.25
Less distributions from: Net investment income	(.54)	(.53)	(.54)	(.44)
Net realized gain on investment transactions	(.07)	—	(.01)	—
Total distributions	(.61)	(.53)	(.55)	(.44)
Redemption fees	.00***	—	—	—
Net asset value, end of period	$ 14.45	$ 14.90	$ 14.79	$ 14.10
Total Return (%)[b]	.81	4.39[c]	8.89	1.76**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	8	7	2
Ratio of expenses before expense reductions (%)	1.69	1.80	1.80	1.82*
Ratio of expenses after expense reductions (%)	1.69	1.77	1.80	1.82*
Ratio of net investment income (%)	3.65	3.58	3.68	3.89*
Portfolio turnover rate (%)	34	25	37	30

[a] For the period from June 18, 2001 (commencement of operations of Class B shares) to March 31, 2002.

[b] Total return does not reflect the effect of any sales charges.

[c] Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended March 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 14.90	$ 14.80	$ 14.11	$ 14.29
Income (loss) from investment operations: Net investment income	.53	.53	.54	.44
Net realized and unrealized gain (loss) on investment transactions	(.37)	.10	.70	(.18)
Total from investment operations	.16	.63	1.24	.26
Less distributions from: Net investment income	(.54)	(.53)	(.54)	(.44)
Net realized gain on investment transactions	(.07)	—	(.01)	—
Total distributions	(.61)	(.53)	(.55)	(.44)
Redemption fees	.00***	—	—	—
Net asset value, end of period	$ 14.45	$ 14.90	$ 14.80	$ 14.11
Total Return (%)[b]	.81	4.34[c]	8.91	1.82**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	7	4	1
Ratio of expenses before expense reductions (%)	1.68	1.78	1.79	1.79*
Ratio of expenses after expense reductions (%)	1.68	1.75	1.79	1.79*
Ratio of net investment income (%)	3.66	3.60	3.69	3.92*
Portfolio turnover rate (%)	34	25	37	30

[a] For the period from June 18, 2001 (commencement of operations of Class C shares) to March 31, 2002.

[b] Total return does not reflect the effect of any sales charges.

[c] Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP
Years Ended March 31,	2005	2004	2003	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 14.90	$ 14.80	$ 14.11	$ 14.32	$ 13.71
Income (loss) from investment operations: Net investment income	.67	.69	.69	.71	.34
Net realized and unrealized gain (loss) on investment transactions	(.38)	.10	.70	(.21)	.61
Total from investment operations	.29	.79	1.39	.50	.95
Less distributions from: Net investment income	(.67)	(.69)	(.69)	(.71)	(.34)
Net realized gain (loss) on investment transactions	(.07)	—	(.01)	—	—
Total distributions	(.74)	(.69)	(.70)	(.71)	(.34)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 14.45	$ 14.90	$ 14.80	$ 14.11	$ 14.32
Total Return (%)	1.75[c]	5.42	9.94	3.58	6.92**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	10	9	2	1
Ratio of expenses before expense reductions (%)	.76	.74	.74	.74	.76*
Ratio of expenses after expense reductions(%)	.74	.74	.74	.74	.76*
Ratio of net investment income (%)	4.60	4.61	4.74	4.91	4.95*
Portfolio turnover rate (%)	34	25	37	30	34

[a] As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share by $.002, decrease net realized and unrealized gains and losses per share by $.002, and increase the ratio of net investment income to average net assets from 4.90% to 4.91%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

[b] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to March 31, 2001.

[c] Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
Years Ended March 31,	2005	2004	2003	2002[a]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 14.90	$ 14.80	$ 14.10	$ 14.33	$ 13.61
Income (loss) from investment operations: Net investment income	.68	.68	.69	.71	.69
Net realized and unrealized gain (loss) on investment transactions	(.37)	.11	.71	(.23)	.72
Total from investment operations	.31	.79	1.40	.48	1.41
Less distributions from: Net investment income	(.68)	(.69)	(.69)	(.71)	(.69)
Net realized gains on investment transactions	(.07)	—	(.01)	—	—
Total distributions	(.75)	(.69)	(.70)	(.71)	(.69)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 14.46	$ 14.90	$ 14.80	$ 14.10	$ 14.33
Total Return (%)	1.84	5.42	10.10	3.36	10.65
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	431	485	523	483	488
Ratio of expenses, before expense reductions (%)	.70	.74	.74	.74	.76[b]
Ratio of expenses, after expense reductions (%)	.70	.74	.74	.74	.75[b]
Ratio of net investment income (%)	4.63	4.61	4.74	4.91	4.97
Portfolio turnover rate (%)	34	25	37	30	34

[a] As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share by $.002, decrease net realized and unrealized gains and losses per share by $.002, and increase the ratio of net investment income to average net assets from 4.90% to 4.91%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

[b] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .75% and .75%, respectively.

* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Massachusetts Tax-Free Fund (the "Fund") is a non-diversified series of Scudder State Tax Free Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the Commonwealth of Massachusetts.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert to another class. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Inverse Floaters. Inverse floating rate notes are derivative debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The derivative debt instrument in which the Fund invests is a tender option bond trust (the "trust") established by a financial institution or broker consisting of underlying municipal obligations with relatively long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund has the price risk of the underlying municipal obligations at the applicable leverage factors that can range from 2 to 10 times. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to accretion of market discount on debt securities and investment in futures contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax exempt income	$ 192,392
Undistributed net long-term capital gains	$ 1,335,318
Capital loss carryforwards	$ —
Net unrealized appreciation (depreciation) on investments	$ 30,429,626

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Years Ended March 31,
	2005	2004
Distributions from tax-exempt income	$ 23,150,890	$ 24,747,947
Distributions from ordinary income*	$ 811,479	$ —
Distributions from long-term capital gains	$ 1,483,038	$ —

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended March 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $167,570,661 and $206,582,159, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.60% of the first $400,000,000 of the Fund's average daily net assets, 0.525% of the next $600,000,000 of such net assets and 0.50% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended March 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.58% of the Fund's average daily net assets.

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.73% of average daily net assets for Class A, B, C, AARP and S shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying and shareholder service agent for Class A, B and C shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended March 31, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2005
Class A	$ 8,735	$ —	$ 2,866
Class B	3,886	—	1,333
Class C	2,559	—	637
Class AARP	9,883	1,892	2,723
Class S	146,034	—	15,888
	$ 171,097	$ 1,892	$ 23,447

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended March 31, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $86,970, of which $16,020 is unpaid at March 31, 2005.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended March 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2005
Class B	$ 57,267	$ 4,895
Class C	47,978	3,920
	$ 105,245	$ 8,815

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended March 31, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2005	Annual Effective Rate
Class A	$ 50,579	$ 3,034.23%
Class B	17,632	1,435.23%
Class C	14,391	982.22%
	$ 82,602	$ 5,451

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended March 31, 2005 aggregated $10,549.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended March 31, 2005, the CDSC for Class B and C shares aggregated $16,636 and $1,907, respectively. A deferred sales charge of up to 1% is asserted on certain redemptions of Class A shares. For the year ended March 31, 2005, SDI received none.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor reimbursed the Fund in 2005 for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $211 and $172, respectively.

D. Expense Reductions

For the year ended March 31, 2005, the Advisor agreed to reimburse the Fund $6,584, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider. The Advisor also reimbursed expenses of $385 for Class B shares.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2005, the Fund's custodian fees were reduced by $1,003 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended March 31, 2005		Year Ended March 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	370,245	$ 5,388,110	773,115	$ 11,480,485
Class B	45,587	664,163	162,585	2,415,064
Class C	90,183	1,319,338	266,679	3,978,690
Class AARP	90,219	1,319,608	313,133	4,648,127
Class S	2,558,632	37,235,511	3,479,201	51,540,113
		$ 45,926,730		$ 74,062,479
Shares issued to shareholders in reinvestment of distributions
Class A	60,158	$ 878,451	38,125	$ 568,184
Class B	14,414	210,290	11,045	164,423
Class C	13,881	202,553	8,916	132,859
Class AARP	21,117	308,121	18,770	279,485
Class S	954,493	13,934,233	914,508	13,620,565
		$ 15,533,648		$ 14,765,516
Shares redeemed
Class A	(408,726)	$ (5,973,044)	(382,195)	$ (5,680,676)
Class B	(60,909)	(886,967)	(112,989)	(1,671,821)
Class C	(117,808)	(1,721,632)	(87,684)	(1,289,208)
Class AARP	(159,780)	(2,336,723)	(245,364)	(3,614,377)
Class S	(6,277,253)	(91,617,089)	(7,126,151)	(105,681,996)
		$ (102,535,455)		$ (117,938,078)
Redemption fees		$ 8		$ —
Net increase (decrease)
Class A	21,677	$ 293,517	429,045	$ 6,367,993
Class B	(908)	(12,514)	60,641	907,666
Class C	(13,744)	(199,741)	187,911	2,822,341
Class AARP	(48,444)	(708,994)	86,539	1,313,235
Class S	(2,764,128)	(40,447,337)	(2,732,442)	(40,521,318)
		$ (41,075,069)		$ (29,110,083)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder State Tax-Free Trust and the Shareholders of Scudder Massachusetts Tax-Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of Scudder Massachusetts Tax-Free Fund (the "Fund") at March 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts May 26, 2005	PricewaterhouseCoopers LLP
Tax Information (Unaudited)

The Fund paid distributions of $0.043 per share from net long-term capital gains during its year ended March 31, 2005, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $2,112,000 as capital gain dividends for its year ended March 31, 2005, of which 100% represents 15% rate gains.

Of the dividends paid from net investment income for the taxable year ended March 31, 2005, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of March 31, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Fund may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	45
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	45
Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	45
Louis E. Levy (1932) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	45
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	45
Jean C. Tempel (1943) Trustee, 1994-present

Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee

		45
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	45
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[4] (1960) President and Chief Executive Officer, 2004-present

Managing Director[3], Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

John Millette (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

Charles A. Rizzo (1957) Treasurer, 2002-present

Managing Director[3], Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Vice President[3], Deutsche Asset Management
Daniel O. Hirsch[5] (1954) Assistant Secretary, 2002-present

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management
Kevin M. Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management
Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

3 Executive title, not a board directorship.

4 Address: 345 Park Avenue, New York, New York 10154.

5 Address: One South Street, Baltimore, Maryland 21202.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SQMAX	SQMBX	SQMCX
CUSIP Number	811184-803	811184-886	811184-878
Fund Number	412	612	712

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SMAFX	SCMAX
Fund Number	112	012
Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, March 31, 2005, Scudder State Tax-Free Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Keith R. Fox, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                       SCUDDER MASSACHUSETTS TAX FREE FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's independent registered public accounting firm, billed to the
Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

             Services that the Fund's Independent Registered Public
                       Accounting Firm Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year  Audit Fees     Audit-Related        Tax Fees        All Other
   Ended       Billed        Fees Billed        Billed to      Fees Billed
 March 31,    to Fund          to Fund             Fund           to Fund
--------------------------------------------------------------------------------
2005          $58,500           $225              $7,300           $0
--------------------------------------------------------------------------------
2004          $54,500          $2,029             $11,200          $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

  Services that the Fund's Independent Registered Public Accounting Firm Billed
              to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                Audit-Related                                 All
                Fees Billed to   Tax Fees Billed to    Other Fees Billed
Fiscal Year      Adviser and         Adviser and         to Adviser and
 Ended        Affiliated Fund     Affiliated Fund      Affiliated Fund
March 31,      Service Providers   Service Providers    Service Providers
--------------------------------------------------------------------------------
2005              $490,322               $0                    $0
--------------------------------------------------------------------------------
2004              $573,742               $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                 Total
                               Non-Audit
                              Fees billed
                               to Adviser
                             and Affiliated
                              Fund Service        Total
                                Providers     Non-Audit Fees
                              (engagements       billed to
                                 related         Adviser
                               directly to     and Affiliated
                              the operations   Fund Service
                  Total        and financial     Providers
              Non-Audit Fees    reporting        (all other
 Fiscal Year  Billed to Fund   of the Fund)      engagements)  Total of (A), (B)
   Ended
  March 31,        (A)            (B)                (C)            and (C)
--------------------------------------------------------------------------------
2005            $7,300            $0              $236,994          $244,294
--------------------------------------------------------------------------------
2004            $11,200           $0             $2,412,058        $2,423,058
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Massachusetts Tax-Free Income Fund

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               May 31, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Massachusetts Tax-Free Income Fund

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               May 31, 2005

By:                                 /s/Paul Schubert
                                    ----------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               May 31, 2005